                                                                 Exhibit 10.5(a)


                                November 17, 2000


Optune Technologies
3949 Ashby
Saint Laurent, Quebec H4R 2K3

Gentlemen:

      StockerYale, Inc. ("StockerYale") hereby subscribes for 490 common shares without nominal or par value (the "Shares") in the share capital of Optune Technologies, Inc., a corporation (the "Company") incorporated pursuant to the Companies Act (Quebec) on October 12, 2000, in consideration of StockerYale's agreement to contribute to the Company an aggregate of $4,000,000, such contribution to be made at the times and in the amounts set forth on Exhibit A hereto, as contemplated in the Optune Technologies, Inc. Business Plan (Rev. 2) dated August 22, 2000. StockerYale is entering into this letter agreement in reliance on the fact that, concurrently with the execution of this letter agreement, Nicolae Miron has executed a separate letter agreement with the Company, pursuant to which he has subscribed for 510 shares in the share capital of the Company.


                                    Very truly yours,

                                    STOCKERYALE, INC.


                                    By: /s/ Gary B. Godin
                                       ----------------------------------------
                                       Name: Gary B. Godin
                                       Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED:

OPTUNE TECHNOLOGIES, INC.

By: /s/ Alain Beauregard
    --------------------------
     Name: Alain Beauregard
     Title:  Chairman

                                    Exhibit A


---------------------------------------------------------------------------------------------------
             [Upon
             Signing] 1/1/01   4/1/01   7/1/01    10/1/01  1/1/02   4/1/02   7/1/02     10/1/02
---------------------------------------------------------------------------------------------------
StockerYale  $684,147 $108,900 $117,250 $368,288  $193,000 $263,700 $847,300 $1,003,650 $413,765
Contribution
---------------------------------------------------------------------------------------------------
                                                                             TOTAL      $4,000,000
---------------------------------------------------------------------------------------------------

All dollar amounts above are in US$.